Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Tax Status [Line Items]
Federal Income Tax Status
(7)
Federal Income Tax Status

The IRS has determined and informed the Company by a letter dated August 25, 2017, that the Plan and related trust are designed in accordance with applicable sections of the Internal Revenue Code (“IRC”). Although the Plan has been amended since receiving the determination letter, Plan management believes that the Plan is designed, and is currently being operated, in compliance with the applicable requirements of the IRC and, therefore, believes that the Plan is qualified, and the related trust is tax-exempt.

The Plan is currently open to audit under the statute of limitations by the IRS for the 2022 through 2024 tax years. The Plan has not recognized any assets or liabilities related to uncertain tax positions as of December 31, 2025 and 2024.